                                                                      Exhibit 16

                                POWER OF ATTORNEY
                                -----------------



         Sue A. Doody, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  SUE A. DOODY
Dated: November 24, 1997                     -----------------------------------
                                             Sue A. Doody

                                POWER OF ATTORNEY
                                -----------------



         Dimon R. McFerson, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  DIMON R. McFERSON
Dated: November 24, 1997                     -----------------------------------
                                             Dimon R. McFerson

                                POWER OF ATTORNEY
                                -----------------



         Nancy C. Thomas, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  NANCY C. THOMAS
Dated: November 24, 1997                     -----------------------------------
                                             Nancy C. Thomas

                                POWER OF ATTORNEY
                                -----------------



         Harold W. Weihl, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  HAROLD W. WEIHL
Dated: November 24, 1997                     -----------------------------------
                                             Harold W. Weihl

                                POWER OF ATTORNEY
                                -----------------



         Douglas F. Kridler, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  DOUGLAS F. KRIDLER
Dated: November 24, 1997                     -----------------------------------
                                             Douglas F. Kridler

                                POWER OF ATTORNEY
                                -----------------



         John C. Bryant, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  JOHN C. BRYANT
Dated: November 24, 1997                     -----------------------------------
                                             John C. Bryant

                                POWER OF ATTORNEY
                                -----------------



         C. Brent DeVore, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  C. BRENT DeVORE
Dated: November 24, 1997                     -----------------------------------
                                             C. Brent DeVore

                                POWER OF ATTORNEY
                                -----------------



         Charles L. Fuellgraf, Jr., whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  CHARLES L. FUELLGRAF, JR.
Dated: November 24, 1997                     -----------------------------------
                                             Charles L. Fuellgraf, Jr.

                                POWER OF ATTORNEY
                                -----------------



         David C. Wetmore, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  DAVID C. WETMORE
Dated: November 24, 1997                     -----------------------------------
                                             David C. Wetmore

                                POWER OF ATTORNEY
                                -----------------



         Thomas J. Kerr, IV, whose signature appears below, does hereby constitute and appoint Dimon Richard McFerson, Joseph J. Gasper, James F. Laird, Jr., W. Sidney Druen, and Joseph P. Rath, each individually, his/her true and lawful attorneys and agents, with power of substitution or resubstitution, to do any and all acts and things and to execute any and all instruments which said attorneys and agents, each individually, may deem necessary or advisable or which may be required to enable Nationwide Investing Foundation III (the "Fund") to comply with the Investment Company Act of 1940, as amended, and the Securities Act of 1933, as amended ("Acts"), and any rules, regulations or requirements of the Securities and Exchange Commission in respect thereof, in connection with the filing and effectiveness of the Fund's Registration Statement on Form N-14 pursuant to said Acts and any and all amendments thereto (including pre- and post-effective amendments), including specifically, but without limiting the generality of the foregoing, the power and authority to sign in the name and on behalf of the undersigned as trustee and/or officer of the Fund such Registration Statement and any and all such amendments filed with the Securities and Exchange Commission under any Acts and any other instruments or documents related thereto, and the undersigned does hereby ratify and confirm all that said attorneys and agents, or any of them, shall do or cause to be done by virtue thereof.


                                             /s/  THOMAS J. KERR, IV
Dated: November 24, 1997                     -----------------------------------
                                             Thomas J. Kerr, IV